HIGHLAND FLOATING RATE ADVANTAGE FUND
Supplement dated March 2, 2011
To Class A, B and C Shares Prospectus and Class Z Shares Prospectus,
each dated October 31, 2010
Management—Portfolio Managers
The section “Management—Portfolio Managers” on pages 27-28 of the Class A, B and C Shares Prospectus and pages 23-24 of the Class Z Shares Prospectus is amended and restated as follows:
     Portfolio Manager
     The Fund’s portfolio is managed by Greg Stuecheli. Mr. Stuecheli has managed the portfolio since December 2008. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.
     Greg Stuecheli. Mr. Stuecheli is a Partner and Senior Portfolio Manager of Retail Products at Highland. Previously, Mr. Stuecheli was a Portfolio Manager covering distressed and special situation credit and equity investments. In addition, Mr. Stuecheli currently serves on the board of directors of CCS Medical Holdings, Inc. and LLV Holdco, LLC (as Chairman). He is a former board member of Safety-Kleen Holdco, Inc. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002. His primary responsibilities included researching long and short investment ideas. In 1999 he was a Summer Associate at Hicks, Muse, Tate & Furst. From 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. He received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

HIGHLAND FLOATING RATE ADVANTAGE FUND
Supplement dated March 2, 2011
To Class A, Class B, Class C and Class Z Shares Statement of Additional Information,
dated October 31, 2010
Information Regarding Portfolio Managers
The first paragraph and tables in the section “Information Regarding Portfolio Managers” on page 16 of the Statement of Additional Information are amended and restated as follows:
     The Fund’s portfolio manager is Greg Stuecheli. The following table provides information about the funds and accounts, other than the Fund, for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management. This information is provided as of June 30, 2010.
     Greg Stuecheli

				Total Assets
			Total Number of	Managed with
			Accounts Managed	Performance-
	Total Number of	Total Assets	with Performance-	Based Advisory
Type of Accounts	Managed Accounts	Managed (millions)	Based Advisory Fee	Fee (millions)

Registered Investment Companies:	4	$1,119	1	$19
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
Ownership of Securities
The paragraph and table in the section “Information Regarding Portfolio Managers—Ownership of Securities” on page 18 of the Statement of Additional Information are amended and restated as follows:
     The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. This information is provided as of June 30, 2010.

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager

Greg Stuecheli	None
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE